SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.SUBSEQUENT EVENTS

In February 2024, the Group acquired approximately 77% of the equity interest of W.D Technology Investment Group Limited, which is principally engaged in providing blue-collar recruitment services. The consideration of this acquisition was approximately US$52.7 million. The Group obtained control of the investee since it holds majority of the investee’s equity interest and is entitled to assign majority of the board members, one of whom shall be the chief executive officer of the investee. This acquisition is accounted for as a business acquisition and the Group is currently evaluating the purchase price allocation.

In March 2024, the Company’s board of directors authorized a new share repurchase program effective from March 20, 2024 for a 12-month period, under which the Company may repurchase up to US$200 million of its shares (including in the form of ADSs).